                                                                   EXHIBIT 24.1



                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ L. Pendleton Siegel
                                           -----------------------------------
                                               L. Pendleton Siegel

                                           Title:  President and Chief
                                                   Operating Officer

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ George E. Pfautsch
                                           -----------------------------------
                                               George E. Pfautsch

                                           Title:  Senior Vice President,
                                                   Finance and Chief Financial
                                                   Officer

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Terry L. Carter
                                           -----------------------------------
                                               Terry L. Carter

                                           Title:  Controller

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Richard A. Clarke
                                           -----------------------------------
                                               Richard A. Clarke

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Kenneth T. Derr
                                           -----------------------------------
                                               Kenneth T. Derr

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Allen F. Jacobson
                                           -----------------------------------
                                               Allen F. Jacobson

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ George F. Jewett, Jr.
                                           -----------------------------------
                                               George F. Jewett, Jr.

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Richard B. Madden
                                           -----------------------------------
                                               Richard B. Madden

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Richard M. Morrow
                                           -----------------------------------
                                               Richard M. Morrow

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Vivian W. Piasecki
                                           -----------------------------------
                                               Vivian W. Piasecki

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Toni Rembe
                                           -----------------------------------
                                               Toni Rembe

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ John M. Richards
                                           -----------------------------------
                                               John M. Richards

                                           Title: Director, Chairman of the
                                                  Board and Chief Executive
                                                  Officer

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Reuben F. Richards
                                           -----------------------------------
                                               Reuben F. Richards

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Richard M. Rosenberg
                                           -----------------------------------
                                               Richard M. Rosenberg

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Robert G. Schwartz
                                           -----------------------------------
                                               Robert G. Schwartz

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Charles R. Weaver
                                           -----------------------------------
                                               Charles R. Weaver

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

         IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ Frederick T. Weyerhaeuser
                                           -----------------------------------
                                               Frederick T. Weyerhaeuser

                                           Title:  Director

                               POWER OF ATTORNEY


         I, the undersigned, appoint Betty R. Fleshman and Ralph M. Davisson my true and lawful attorneys-in-fact and agents, each with full power of substitution, in any or all of my offices and capacities with Potlatch Corporation as shown below, to execute for me and on my behalf the registration statement on Form S-8 (the "Registration Statement") and any and all amendments and supplements thereto, relating to the registration of the Potlatch Corporation Salaried Employees' Savings Plan and to file the Registration Statement, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary to be done, and ratify and confirm all that any such attorneys-in-fact and agents, or their substitutes, may lawfully do by virtue of this Power of Attorney.

  IN WITNESS WHEREOF, I have executed this Power of Attorney as of May 15, 1997.



                                           /s/ William T. Weyerhaeuser
                                           -----------------------------------
                                               William T. Weyerhaeuser

                                           Title:  Director